UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 18, 2010

GAIAM, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	0-27515	84-1113527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 W. South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (303) 222-3600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Gaiam’s board of directors has appointed William S. Sondheim, 49 years old, as President. Mr. Sondheim assumes the role of President from Lynn Powers. Ms. Powers continues to serve as Gaiam’s Chief Executive Officer and Director.

Prior to becoming Gaiam’s President, Mr. Sondheim previously served as Gaiam’s President of Entertainment and Worldwide Distribution since joining Gaiam in April of 2007. From 2005 until 2007, Mr. Sondheim was in charge of Global Dual Disc music format for Sony BMG. Prior to 2005, Mr. Sondheim served as President of Retail at GoodTimes Entertainment and President of PolyGram Video at PolyGram Filmed Entertainment.

There is no arrangement or understanding between Mr. Sondheim and any other person pursuant to which Mr. Sondheim was elected as an executive officer of the Company. There are no transactions in which Mr. Sondheim has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Sondheim will participate in the usual compensation and benefit programs available to an executive officer of Gaiam.

In addition, Gaiam’s board of directors has appointed Stephen J. Thomas as Chief Financial Officer.

Section 8—Other Events

Item 8.01	Other Events.

On November 19, 2010, Gaiam announced that on November 18, 2010 its board of directors declared Gaiam’s 2011 annual cash dividend of $0.15 per common share. The dividend will be paid earlier than usual on December 30, 2010 to common shareholders of record as of the close of business on December 15, 2010. Additionally, Gaiam announced the executive promotions of Mr. Sondheim to President and Mr. Thomas to Chief Financial Officer, and the renewal of Gaiam’s shelf registration statement on Form S-3 for 5 million Class A common shares that was originally filed in November 2007.

A copy of Gaiam’s press release is hereby furnished and attached hereto as Exhibit No. 99.1 and incorporated by reference herein.

This does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offering of the securities covered under the shelf registration statement will be made solely by means of a prospectus and an accompanying prospectus supplement relating to that offering.

Section 9—Financial Statement and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Gaiam on November 19, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIAM, INC.

By:	/s/ John Jackson
John Jackson Secretary

Date: November 19, 2010

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Gaiam on November 19, 2010.

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